                                                                    Exhibit 99.1

                 CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350, AS
        ADOPTED PURSUANT TO Section 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Myrient, Inc. (the "Company") on Form 10-KSB for the year ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bryan Turbow, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Signature                         Title                   Date
---------------------------------    ---------------------   -------------------

/S/ Bryan L. Turbow                    President/CTO          January 15, 2003
--------------------------------
Bryan L. Turbow